Exhibit 10.42

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (“Guaranty”), made and executed this 31st day of March, 2021, by BLUE STAR FOODS CORP., a Delaware corporation (the “Guarantor”), in favor of LIGHTHOUSE FINANCIAL CORP., a North Carolina corporation (the “Lender”);

WITNESSETH:

WHEREAS, John Keeler & Co. Inc., a Florida corporation (“JKCO”) and Coastal Pride Seafood, LLC, a Florida limited liability company (“Coastal” and together with JKCO, the “Borrowers”), propose to enter into a certain Loan and Security Agreement, dated of even date herewith (such Loan and Security Agreement, as it may hereafter be amended, modified, supplemented or restated from time to time, being herein called the “Loan Agreement”), with the Lender pursuant to which the Lender will make loans and extend credit to the Borrowers, all as more particularly described therein;

WHEREAS, as a condition precedent to the Lender’s entering into the Loan Agreement and making loans and extending credit to the Borrowers pursuant thereto, the Lender has required the execution of this Guaranty by the Guarantor in favor of the Lender; and

WHEREAS, the Guarantor has independently determined that the execution, delivery and performance of this Guaranty will directly benefit him and is in the best interests of the Guarantor;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Guarantor agrees with the Lender as follows:

Section 1. Definitions.

All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

Section 2. Guaranty of Payment and Performance.

(A) The Guarantor hereby irrevocably, absolutely and unconditionally guarantees and becomes surety for the full and prompt payment and performance when due, whether by acceleration or otherwise, of all of the Obligations of the Borrowers to the Lender, including, without limitation, all extensions, renewals, and refinancings of the Obligations:

(i) Whether such Obligations are principal, interest, fees, costs, expenses or otherwise;

(ii) Whether such Obligations exist now or are hereafter incurred;

(iii) Whether such Obligations arise from or under the Loan Agreement, the other Loan Documents or any other agreement now or hereafter executed by the Borrowers with or for the benefit of the Lender related to the Loan Agreement or pursuant thereto;

(iv) Whether such Obligations are direct, indirect, primary, absolute, secondary, contingent, secured, unsecured, matured, or unmatured;

(v) Whether such Obligations are contracted for by the Borrowers alone or jointly and severally with another or others;

(vi) Whether such Obligations are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred; and

(vii) Whether such Obligations are incurred by the Borrowers prior to, during, or after any filing by the Borrowers or against the Borrowers of any petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under bankruptcy, insolvency, or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction, and notwithstanding the Borrowers’ legal status as a debtor or a debtor-in-possession or the Borrowers’ discharge in any such proceeding.

(B) The Guarantor hereby acknowledges and agrees that:

(i) Although applicable bankruptcy or insolvency laws may relieve all or part of the Borrowers’ Obligations for interest, default interest, fees, costs, or expenses under the Loan Documents or otherwise, the Guarantor shall continue to be liable for such Obligations as if bankruptcy or insolvency of the Borrowers had not occurred;

(ii) The Obligations of the Guarantor under this Guaranty may exceed allowable Obligations of the Borrowers to the Lender under such bankruptcy and insolvency laws; and

(iii) The Guarantor’s liability to the Lender hereunder may not be co-extensive with the Borrowers’ liability to the Lender under the Loan Agreement or otherwise.

Section 3. Nature of Guaranty; Termination.

(A) This Guaranty is a continuing guaranty of the Obligations, independent of and in addition to any other guaranty, endorsement, surety agreement, collateral, or other agreement held by the Lender for the Obligations or any part thereof, whether executed or granted by the Guarantor or otherwise. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of, and the Guarantor waives any defense which may otherwise arise as a result of, any of the following:

(i) Any lack of validity or enforceability of the Loan Agreement or any of the other Loan Documents or any other document, agreement, or writing creating or evidencing any of the Obligations, including, without limitation, the lack of validity or enforceability of all or any portion of any liens or security interests securing all or any part of the Obligations;

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(ii) Any non-perfection of any lien or security interest in the Collateral or any other collateral securing all or any part of the Obligations or this Guaranty or any failure by the Lender to protect, preserve, or insure the Collateral or any other collateral securing all or any part of the Obligations or this Guaranty; or

(iii) Any event or circumstance which might operate under applicable law to discharge the liability of the Guarantor hereunder or might otherwise constitute or give rise to a defense available to the Borrowers, the Guarantor, or any other guarantor of any of the Obligations, including, without limitation, any right conferred by N.C.G.S. §26-7, et seq.

(B) This Guaranty is a guaranty of payment, not of collection.

(C) This Guaranty shall remain in full force and effect until all of the Obligations and other fees, costs, and expenses payable by the Guarantor pursuant to Section 4 hereof have been paid or performed in full and the Lender has no further obligations or commitment to the Borrowers to make advances under the Loan Agreement or otherwise. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set-off, or fraudulent conveyance or must otherwise be returned or disgorged by the Lender, as if such rescinded, avoided, voided, or voidable payment had not been made. This Guaranty shall be automatically terminated and discharged as of the date on which the Obligations have been infeasibly paid in full. Upon such termination and discharge, Lender shall cancel and return this Guaranty to Guarantor (but such termination and discharge shall be effective regardless of Lender’s performance of its obligation to cancel and return this Guaranty).

Section 4. Costs and Expenses.

(A) The Guarantor agrees to pay on demand all reasonable out-of-pocket fees, costs, and expenses of every kind incurred by the Lender in enforcing this Guaranty or in collecting any obligations and indebtedness from the Guarantor hereunder.

(B) The Guarantor specifically acknowledges and agrees that the reasonable fees, costs, and expenses described in the preceding subsection include, without limitation, actual reasonable attorneys’ fees and expenses incurred by the Lender in retaining counsel for any purpose arising from, relating to, or in connection with this Guaranty, including, without limitation, reasonable attorneys’ fees and expenses incurred by the Lender in retaining counsel for advice, suit, or appeal, or for any bankruptcy, insolvency, or similar proceeding under the Federal Bankruptcy Code or otherwise.

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(C) Whenever reference is made to the payment of “attorneys’ fees,” “reasonable attorneys’ fees,” “counsel fees” or words of similar import in this Guaranty or any other Loan Document, the same shall mean to the actual fees of Lender’s outside legal counsel, computed on the basis of the regular billing rates of the attorneys and paralegals involved in such matter and the number of hours actually worked by such attorneys and paralegals, and shall be computed without regard to any statutory presumption under applicable law.

Section 5. Waivers of the Guarantor.

(A) The Guarantor hereby agrees that the Guarantor shall not have, and hereby expressly waives forever:

(i) Any right to require promptness and diligence on the part of the Lender;

(ii) Any right to receive notice of the acceptance of this Guaranty or of the incurrence of any Obligation by the Borrowers, notice of any action taken by the Lender or the Borrowers pursuant to the Loan Documents or any other document, agreement, or writing relating to the Obligations, notice of any Default or Event of Default, notice of the Lender’s intent to accelerate the Obligations, or notice of the intended disposition of the Collateral or any other collateral securing all or any part of the Obligations or this Guaranty;

(iii) Any right to contest any of the procedures or actions taken by the Lender with respect to the Collateral or any other collateral securing all or any part of the Obligations or this Guaranty, pursuant to §9-610 of the Uniform Commercial Code or otherwise; and

(iv) Any right to require the Lender to advise the Guarantor of any information known to the Lender regarding the financial or other condition of the Borrowers, the Guarantor acknowledging that the Guarantor is responsible for being and keeping informed regarding such condition.

(B) The Guarantor hereby agrees that the Guarantor shall not have, and hereby expressly waives, until after all of the Obligations and any other obligations of the Guarantor under Section 4 hereof have been irrevocably satisfied:

(i) Any right to subrogation, indemnification, or contribution and any other right to payment from or reimbursement by the Borrowers, in connection with or as a consequence of any payment made by the Guarantor hereunder;

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(ii) Any right to enforce any right or remedy which the Lender has or may hereafter have against the Borrowers; and

(iii) Any benefit of, and any right to participate in, the Collateral or any other collateral securing all or any part of the Obligations or this Guaranty or any payment made to the Lender or collection by the Lender from the Borrowers.

(C) If the Guarantor shall receive any amount or payment arising from, relating to or in connection with subrogation, indemnification or contribution rights at any time when any of the Obligations or any other obligations of the Guarantor hereunder remain unpaid, all such amounts or payments shall be held in trust for the benefit of the Lender, shall be segregated from any other funds of the Guarantor and shall immediately be delivered to the Lender to be applied by the Lender against the Obligations or such other obligations, in the sole discretion of the Lender.

Section 6. Payment of the Obligations.

If any Obligation is not paid punctually when due, subject to any applicable grace period, including, without limitation, any Obligation due by acceleration of the maturity thereof, the Guarantor shall, upon the demand of the Lender, immediately pay such Obligation or cause the same to be paid in full:

(A) Without deduction for any set-off, recoupment, defense, or counterclaim;

(B) Without requiring and notwithstanding the lack of protest or notice of nonpayment or default to the Guarantor, the Borrowers, or any other person;

(C) Without demand for payment or proof of such demand; and

(D) Without requiring and without any obligation on the part of the Lender to resort first to the Borrowers, to the Collateral, or to any other collateral securing all or any part of the Obligations or this Guaranty, or to any other guaranty or endorsement which the Lender may hold as security for payment of all or any portion of the Obligations.

Section 7. Rights and Remedies of the Lender.

The Guarantor acknowledges and agrees that the Lender may, without the consent of, notice or demand to, or reservation of rights against the Guarantor, and without affecting the obligations of the Guarantor hereunder, from time to time:

(A) Renew, extend, increase, accelerate, or otherwise change the time for payment of, the terms of, or the rate of interest applicable to, the Obligations or any part thereof;

(B) Accept and hold the Collateral and any other collateral securing payment of the Obligations, or any part thereof, and exchange, enforce, or release the Collateral, such other collateral, or any part thereof;

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(C) Accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and partially or fully discharge, release, or substitute the obligations of any such endorser or guarantor, or any person or entity who has pledged any collateral as security for payment of the Obligations, or waive any rights or remedies with respect to any thereof;

(D) Partially or fully discharge or release, or waive any rights or remedies with respect to, the Borrowers;

(E) Dispose of the Collateral or any other collateral securing all or any part of the Obligations or this Guaranty in such manner or order as the Lender, in its sole discretion, deems to be commercially reasonable; and

(F) Determine the manner, amount, and time of application of payments and credits to be made on all or any part of the Obligations (whether for principal, interest, fees, costs, expenses, or otherwise).

Section 8. Representations and Warranties of the Guarantor.

The Guarantor hereby represents and warrants to the Lender, as of the date hereof, as follows:

(A) The Guarantor is a corporation duly formed, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Guarantor is duly qualified and is authorized to do business and is in good standing as a foreign company in all states and jurisdictions where the character of its properties or the nature of its activities make such qualifications necessary, or in which the failure of the Guarantor to be so qualified would materially adversely affect the property, assets, or financial condition of the Guarantor;

(B) The Guarantor is duly authorized and empowered to enter into, execute, deliver and perform this Guaranty. The execution, delivery and performance of this Guaranty has been duly authorized by all necessary company action and do not and will not (i) require any additional consent or approval of the members of the Guarantor other than any such consents or approvals delivered to Lender on the date hereof, (ii) contravene the Guarantor’s articles of organization or operating agreement; (iii) violate or cause the Guarantor to be in default under, any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to the Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which it or its properties may be bound or affected;

(C) No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body, authority, or other person or entity is required in connection with the valid execution, delivery, or performance of this Guaranty;

(D) This Guaranty constitutes the legal, valid, and binding obligation of the Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and laws affecting creditors’ rights generally;

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(E) Except as disclosed in writing by the Guarantor to the Lender, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Guarantor, threatened against the Guarantor or any basis therefor which, if adversely determined, would, in any case or in the aggregate, materially adversely affect the property, assets, or financial condition of the Guarantor;

(F) The Guarantor is and during the term of this Guaranty will be at all times Solvent both before and after giving effect to the transactions contemplated by this Guaranty;

(G) The Guarantor has filed all federal, state and local tax returns required to be filed or has obtained valid extensions of the dates upon which such returns are required to be filed, and has paid all taxes shown on such returns to be due; and

(H) No representation, warranty, or statement by the Guarantor contained herein or in any certificate, financial statement, or other document furnished by the Guarantor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it is made. There is no fact which the Guarantor knows or should know and has not disclosed to the Lender which does or may materially or adversely affect the Guarantor, the Borrowers, or the Borrowers’ operations.

Section 9. Subordination.

The Guarantor hereby subordinates to the prior payment in full of the Obligations any claims (other than claims evidenced by notes which have been assigned and delivered to the Lender), including, without limitation, any claim relating to the right of payment, subrogation, contribution and indemnity that it may have from or against the Borrowers, and any successor or assign of the Borrowers, including, without limitation, any trustee, receiver or debtor-in-possession, howsoever arising, due or owing and whether heretofore, now or hereafter existing, to all of the Obligations of the Borrowers to the Lender.

Section 10. Financial Statements.

The Guarantor shall furnish to the Lender:

(A) Not later than ninety (90) days after the close of each fiscal year of the Guarantor, reviewed financial statements of the Guarantor as of the end of such year, on a Consolidated and consolidating basis, containing an unqualified opinion, without scope limitations imposed by Guarantor, from a firm of independent certified public accountants selected by Guarantor and acceptable to Lender in its sole discretion, accompanied by such accountant’s “management letter” to Guarantor and such supporting financial information and schedules as Lender may reasonably request; and

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(B) Such other data and information (financial and otherwise) as the Lender, from time to time, may reasonably request, bearing upon or related to the Guarantor and each of its Subsidiaries’ financial condition or results of operations.

Section 11. Notices.

All notices and other communications hereunder shall be in writing and shall be made by e-mail, personal delivery, overnight air courier or certified or registered mail, return receipt requested, and shall be deemed to be received by the other party one (1) business day after sending, if sent by e-mail or overnight air courier, and three (3) business days after mailing, if sent by certified or registered mail. All notices addressed to the party to be notified as follows:

(i)	If to the Lender:	Lighthouse Financial Corp.
925 West Market Street
Greensboro, North Carolina 27401
Attention: Mark Walling
E-mail: mwalling@lighthousefinancial.net

(ii)	If to the Guarantor:	Blue Star Foods Corp.
3000 NW 109 Avenue
Miami, FL 33172
Attn: John R. Keeler, CEO
E-Mail jkeeler@bluestarfoods.com

or to such other address as each party may designate for itself by notice given in accordance with this Section 11. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

Section 12. Miscellaneous.

(A) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Lender at its address as reflected in Section 11 above.

(B) No modification, rescission, waiver, release, or amendment of any provision of this Guaranty shall be made, except by a written agreement signed by the Guarantor and a duly authorized officer of the Lender.

(C) “Borrowers” and “Guarantor” as used in this Guaranty shall include, respectively:

(i) As to the Borrowers, any successor, individual, association, partnership, or corporation to which all or a substantial part of the business or assets of the Borrowers shall have been transferred or any other corporation into which the Borrowers shall have been merged, consolidated, reorganized, or absorbed; and

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(ii) As to the Guarantor, any heirs, executors, administrators, personal representatives, or successors of the Guarantor, except that the Guarantor shall not have the right to assign his obligations hereunder or any interest herein.

(D) “Lender” shall include the successors and assigns of the Lender.

(E) The rights and benefits of the Lender hereunder shall, if the Lender so agrees, inure to any party acquiring any interest in the obligations of the Borrowers owing to the Lender under the Loan Agreement or the Obligations, or any part thereof.

(F) No course of dealing between the Borrowers or the Guarantor and the Lender, and no delay or omission by the Lender in exercising any right or remedy hereunder or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of the Lender are cumulative.

(G) From time to time, the Guarantor shall take such action and execute and deliver to the Lender such additional documents, instruments, certificates, and agreements as the Lender may reasonably request to effectuate the purposes of this Guaranty.

(H) Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

(I) The provisions of this Guaranty are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Guaranty is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

(J) The designation Guarantor as used herein shall include the singular, plural, masculine, feminine or neuter as required by context.

(K) In the event that more than one Guarantor is a party to this Guaranty, then all obligations of each Guarantor hereunder shall be joint and several.

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Section 13. Governing Law; Consent to Forum.

THIS GUARANTY HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NORTH CAROLINA. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE GUARANTOR OR THE LENDER, THE GUARANTOR HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF GUILFORD COUNTY, NORTH CAROLINA, OR, AT THE LENDER’S OPTION, THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, GREENSBORO DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS GUARANTY TO ENFORCE THIS GUARANTY IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

Section 14. Waiver of Jury Trial.

THE GUARANTOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH THE LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL. THE GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE LENDER’S ENTERING INTO THE LOAN AGREEMENT AND EXTENDING CREDIT TO THE BORROWERS THEREUNDER AND THAT THE LENDER IS RELYING UPON THIS WAIVER IN ITS FUTURE DEALINGS WITH THE BORROWERS AND THE GUARANTOR. THE GUARANTOR WARRANTS AND REPRESENTS THAT HE HAS REVIEWED THE FOREGOING WAIVER WITH HIS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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[signature page to Guaranty of Blue Star Foods Corp]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed under seal as of the date first above written.

BLUE STAR FOODS CORP. (SEAL)

By:	/s/ John Keeler
Name:	John Keeler
Title:	CEO

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